UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):March 26, 2010 (March 25, 2010)
                                                 ------------------------------

                                LEO MOTORS, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                   95-3909667
--------------------------------------------------------------------------------
(State or other jurisdiction of           (I. R.S. Employer Identification No.)
 incorporation or organization)


     291-1, Hasangok-dong, Hanam City, Gyeonggi-do, Republic of Korea  465-250
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code  +82 31 796 8805
                                                    ---------------

                                      n/a
   (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01.  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

On March 25, 2010, Leo Motors, Inc. (the "Company") entered into a distribution agreement with M&M Corp. Under the agreement, M&M is the exclusive distributor of Leo's motorcycles and scooters in the Republic of Korea, and has a right of first refusal to assume distributorship of motorcycles and scooters in other countries. M&M has deposited 400,000,000 Korean Won (approximately $350,000) with the Company from which payments will be made to purchase units. The Agreement called for an initial order of 170 units.

ITEM  8.01.  OTHER  MATTERS

On  March  25,  2010,  the  Company  issued  the  following  press  release:

Las Vegas, Nevada, March 25, 2010. Leo Motors, Inc (OTC: LEOM) has entered into a sales agreement with M&M Corp. to act as Leo's sales agent for the Republic of Korea. Leo, which is engaged in the development, manufacture and marketing of electric vehicles (EVs) and EV components, now seeks to begin large scale consumer sale of its electric scooters in its home market of Korea through M & M.

M&M  (www.mmcorp.com)  is  publicly  traded  on  KOSDAQ, a division of the Korea
      --------------
Exchange (KRX). M&M currently distributes mainly GM products and trucks, and is now adding the sales of Leo's Electric Scooters to its business portfolio. M&M has purchased 140 units on its initial order from Leo, paying about $350,000.

"We are very excited to have a distribution partner with such a great reputation and history that M&M has in Korea," Leo Motors CEO Robert Kang said in a statement. "This agreement is an important step towards our goal of growing the Leo brand, both here in Korea and worldwide."

ABOUT  LEO  MOTORS

Leo Motors is in the business of developing, manufacturing and marketing EVs and EV components. Leo Motors has developed electric power for the electrification of many vehicles including motorcycles, full speed highway buses and sedans in addition to the scooters. Leo motors is developing an on board generator using refuel able zinc air fuel cells.

FORWARD-LOOKING  STATEMENT

This  press  release includes "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms "believes," "belief," "expects," "intends," "anticipates," "will," or "plans" to be uncertain and forward looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the company's reports and registration statements filed with the Securities and Exchange Commission.

For  additional  Information
please  contact  Princeton  Research,Inc
Mike  King  702  650  3000


ITEM  9.01.  EXHIBITS

10.1     Agreement  between Leo Motors, Inc. and M&M Corp. dated March 26, 2010.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   LEO MOTORS, INC.
                                   (Registrant)

Dated: March 26, 2010              By: \s\ Shi Chul Kang
                                   -----------------
                                   Shi Chul Kang
                                   Chief Executive Officer